NAME OF SUBSCRIBER:  The Rennes Fondation          Exhibit 10.19

To:  ORTHOVITA, INC.
     45 GREAT VALLEY PARKWAY
     MALVERN, PA  19355

                                ORTHOVITA, INC.
                            SUBSCRIPTION AGREEMENT

                                  SECTION 1.

     1.1 Subscription. The undersigned (the "Purchaser"), intending to be legally bound, hereby subscribes for and agrees to purchase five hundred sixty-six thousand, eight hundred ninety-four (566,894) shares (the "Shares") of common stock, par value $.01 per share (the "Common Stock"), of Orthovita, Inc., a Pennsylvania corporation (the "Company"), together with a two-year warrant to purchase five hundred sixty-six thousand, eight hundred ninety-four (566,894) shares of common stock at an exercise price of USD$4.41per share (the "Warrants"), for the aggregate purchase price of two million, five hundred thousand U.S. dollars (USD$2,500,000.00/xx) (the "Aggregate Purchase Price") in accordance with the terms and conditions of this Subscription Agreement (the "Subscription Agreement").

     1.2 Purchase of Securities; Delivery of Documents. The Purchaser understands and acknowledges that the Aggregate Purchase Price shall be remitted to the Company in exchange for the Common Stock and Warrants (collectively, the "Securities"). Payment for the Securities shall be made by certified check or wire transfer to the Company in accordance with the instructions of the Company, together with an executed copy of this Subscription Agreement.

     1.3 Pricing of the Common Stock. The "Purchase Price" shall mean, for each share of Common Stock, an amount equal to USD$4.41 per share, which reflects the twenty-day average closing price at the close of trading on January 11, 2001 on the Nasdaq National Market.

                                  SECTION 2.

     2.1 Acceptance or Rejection. The Company's acceptance of the Purchaser's subscription shall be evidenced by the Company's execution and delivery of a duplicate original or a copy of this Subscription Agreement to the Purchaser.

     (a) The Purchaser understands and agrees that the Company reserves the right to reject this subscription for the Securities in whole or in part, at any time prior to the Closing (as defined in Section 2.2 hereof), notwithstanding prior receipt by the Purchaser of notice of acceptance of the Purchaser's subscription.

     (b) In the event a subscription is accepted in part, the applicable portion of the Aggregate Purchase Price shall be retained by the Company in payment of the shares of Securities to be sold to the Purchaser, and the balance shall be returned to the Purchaser, without interest thereon.

     (c) The Purchaser understands and agrees that this offer to purchase is and shall be irrevocable, but its obligations hereunder will terminate if this offer is rejected by the Company, pursuant to the terms herein.

(d) In the event of rejection of this subscription, or in the event the sale of the Securities subscribed for by the Purchaser is not consummated by the Company for any reason (in which event this Subscription Agreement shall be deemed to be rejected), this Subscription Agreement and any other agreement entered into between the Purchaser and the Company relating to this subscription shall thereafter have no force or effect and the Company shall promptly return or cause to be returned to the Purchaser the Aggregate Purchase Price remitted to the Company by the Purchaser, without interest thereon or deduction therefrom.

     2.2  Closing; Closing Date.

     The closing of the purchase and sale of the Securities (the "Closing") shall take place at the offices of Morgan, Lewis & Bockius LLP, 1701 Market Street, Philadelphia, PA 19103 or such other place as may be mutually agreed by the Company and the Purchaser, on or about January 19, 2001 or on such date as is set by the Company. At the Closing of the purchase and sale of the Securities subscribed to by the Purchaser, the Company shall prepare for delivery to the Purchaser certificates for the Common Stock to be issued and sold to the Purchaser and a Warrant certificate in the form attached hereto as Exhibit A, duly registered in the Purchaser's name against payment in full by the Purchaser of the Aggregate Purchase Price.

                                  SECTION 3.

     3.1  Representations and Warranties of the Company.

     The Company represents and warrants that:

     (a) The Company is a corporation duly organized and validly subsisting under the laws of the Commonwealth of Pennsylvania, and duly qualified to do business and in good standing as a foreign corporation in each state in which the nature of its business or properties requires such qualification (except where failure as to qualify would not have a material adverse effect on the Company taken as a whole), with full power and authority, corporate and otherwise, to enter into and perform this Subscription Agreement, and to execute and deliver the various instruments and documents provided for herein.

     (b) The execution, delivery and performance by the Company of this Subscription Agreement and the issuance and delivery by the Company of the Securities as contemplated hereby have been duly authorized by all necessary corporate action and will not violate any provision of law, court order or decree, or of the Company's Certificate of Incorporation or Bylaws, or result in the breach of, constitute a default under or result in the creation of any lien, charge or encumbrance upon any property or assets of the Company pursuant to any agreement or instrument to which the

Company or any of its subsidiaries is a party, or by which it or any of its subsidiaries' property may be bound or affected. This Subscription Agreement is a valid and binding obligation of the Company, enforceable in accordance with its terms subject to general principles of equity and bankruptcy and other laws affecting creditors' rights generally.

     (c) Except as set forth in the Company's Annual Report on Form 10-K for the year ended December 31, 1999 and all Quarterly Reports on Form 10-Q filed thereafter, including all exhibits thereto, and any documents that may have been made available at the request of the purchaser prior to the date hereof (collectively, the "Documents"), there are no material lawsuits or proceedings pending, or, to the Company's knowledge, threatened, against or affecting the Company or any of its subsidiaries and there are no proceedings before any governmental commission, bureau or other administrative agency pending, or, to the Company's knowledge, threatened, against or affecting the Company or any of its subsidiaries.

     (d) As of December 31, 2000, the authorized capital stock of the Company consisted of 50,000,000 shares of Common Stock of which 13,410,738 shares were issued and outstanding. An additional 1,392,990 shares of Common Stock issuable upon the exercise of all vested and unvested options were outstanding as of September 30, 2000 and 683,820 shares of Common Stock issuable upon the exercise of all warrants were outstanding as of September 30, 2000. Upon the Closing, a certain shareholder shall have the right to acquire approximately 158,689 additional shares of Common Stock at par value.

     (e) The Shares issuable under this Subscription Agreement has been duly authorized and, when issued against payment therefor, will be validly issued, fully paid and nonassessable and will be issued in reliance upon applicable exemptions from the registration and qualification provisions of all applicable securities laws of the United States and each state whose securities laws may be applicable thereto. The shares of Common Stock issuable upon the exercise of the Warrant (the "Warrant Shares") have been duly authorized and reserved for issuance. When issued in accordance with the provisions of the Warrant, including payment in full of the exercise price therefore, the Warrant Shares will be validly issued, fully paid and nonassessable. All Shares and Warrant Shares will be issued free and clear of any preemptive or similar right and free and clear of any claim, lien, security interest or other encumbrance.

     (f) No governmental permit, consent, approval or authorization is required in connection with (i) the execution, delivery and performance of this Subscription Agreement by the Company or (ii) the offer, sale, issuance and delivery of the Securities contemplated hereby by the Company; provided that, all representations made to the Company by the Purchaser in this Subscription Agreement and in any other document or instrument delivered in connection herewith are assumed for purposes of this representation and warranty to be accurate and complete.

     (g) None of the Documents contains, as of the date thereof, any untrue statement of a material fact or omits to state a material fact necessary to make the statements made therein, in the light of the circumstances in which they were made, not misleading, and each of such reports or filings complied as to form in all material respects with the requirements of the Securities Act of

1933, as amended (the "Securities Act") and to the Securities Exchange Act of 1934, as amended (the "Exchange Act") and the rules and regulations promulgated under each such Act.

     (h) Neither this Agreement nor the Documents, as of the date hereof, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

     (i) As of the date hereof, the Common Stock is traded on the EASDAQ stock market and on the Nasdaq National Market.

                                  SECTION 4.

     4.1  Purchaser Representations and Warranties.

     The Purchaser hereby acknowledges, represents and warrants to, and agrees with, the Company and its affiliates as follows:

     (a) The Purchaser has received, read carefully and understands the Documents and has had an adequate opportunity to consult his own attorney, accountant or investment advisor (his "Advisors") with respect to the suitability of the investment contemplated hereby for the Purchaser. The Purchaser further acknowledges that the Purchaser and his Advisors have also made such other investigation, review, examination and inquiry concerning the Company and its business and affairs as they have deemed appropriate so as to understand the nature of the investment in the Securities and the Warrant Shares (collectively, the "Aggregate Securities"), including without limitation, the merits and risks thereof.

     (b) The Purchaser is acquiring the Aggregate Securities for the Purchaser's own account as principal, not as a nominee or agent, for investment purposes only, and not with a view to, or for, resale, distribution or fractionalization thereof in whole or in part, which resale, distribution or fractionalization would violate the Securities Act. Further, the Purchaser does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to the Aggregate Securities, for which the Purchaser is subscribing.

     (c) The Purchaser has full power and authority to enter into this Subscription Agreement. The execution and delivery of this Subscription Agreement has been duly authorized, if applicable, by the Purchaser, and this Subscription Agreement constitutes a valid and legally binding obligation of the Purchaser.

     (d) The Purchaser acknowledges the Purchaser's understanding that the offering and sale of the Aggregate Securities is intended to be exempt from registration under the Securities Act by virtue of Section 4(2) thereof and the provisions of Regulation D promulgated thereunder ("Regulation D"). In furtherance thereof, the Purchaser represents and warrants to and agrees with the Company and its affiliates as follows:

          (i) The Purchaser understands that the basis for the exemption from registration may not be present if, notwithstanding such representations, the Purchaser's intention is merely to acquire the Aggregate Securities for a fixed or determinable period in the future, or for a market rise, or for sale if the market does not rise. Accordingly, the Purchaser does not have any such intention;

          (ii) The Purchaser has the financial ability to bear the economic risk of the Purchaser's investment, has adequate means for providing for the Purchaser's current needs and personal contingencies and has no need for liquidity with respect to the Purchaser's investment in the Company; and

          (iii) The Purchaser has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the prospective investment in the Aggregate Securities. If other than an individual, the Purchaser also represents it has not been organized for the purpose of acquiring the Aggregate Securities.

     (e) The information in the Questionnaire completed and executed by the Purchaser is accurate and true in all respects and the Purchaser is an "accredited investor," as that term is defined in Rule 501 of Regulation D as described in Appendix I hereto.

     (f)  The Purchaser:

          (i) Has been furnished with copies of the Documents. The Purchaser acknowledges and agrees that the Documents supercede all written information regarding the Company that the Purchaser may have received prior to the date of the Documents. The Purchaser has carefully read the Documents and has relied solely (except as indicated in subsections (ii) and (iii) below) on the information contained in the Documents (including all exhibits thereto);

          (ii) Has been provided an opportunity for a reasonable period of time prior to the date hereof to obtain additional information concerning the Offering, the Company and all other information to the extent the Company possesses such information or can acquire it without unreasonable effort or expense;

          (iii) Has been given the opportunity for a reasonable period of time prior to the date hereof to ask questions of, and receive answers from, the Company or its representatives concerning the terms and conditions of the Offering and other matters pertaining to this investment, and has been given the opportunity for a reasonable period of time prior to the date hereof to obtain such additional information necessary to verify the accuracy of the information contained in the Documents or that which was otherwise provided in order for the Purchaser to evaluate the merits and risks of purchase of the Aggregate Securities to the extent the Company possesses such information or can acquire it without unreasonable effort or expense;

          (iv) Has not been furnished with any oral representation or oral information in connection with the Offering which is not contained herein or in the Documents; and

          (v) Has determined that the Aggregate Securities is a suitable investment for the Purchaser and that at this time the Purchaser could bear a complete loss of such investment.

     (g) The Purchaser is not relying on the Company or its affiliates with respect to economic considerations involved in this investment.

     (h) This offer is not transferable or assignable by the Purchaser unless the Purchaser complies with the terms of transfer hereof. The Purchaser further represents, warrants and agrees that the Purchaser will not sell or otherwise transfer the Aggregate Securities issued in connection with the Offering, without registration under the Securities Act or an exemption therefrom, and that the Purchaser fully understands and agrees that the Purchaser must bear the economic risk of the Purchaser's purchase because, among other reasons, the Aggregate Securities has not been registered under the Securities Act or under the securities laws of any state and, therefore, cannot be resold, pledged, assigned or otherwise disposed of unless it is subsequently registered under the Securities Act and under the applicable securities laws of such states or an exemption from such registration is available. In particular, the Purchaser is aware that the Aggregate Securities is a "restricted security," as such term is defined in Rule 144 promulgated under the Securities Act ("Rule 144"), and may not be sold pursuant to Rule 144 unless all of the conditions of Rule 144 are met. The Purchaser also understands that, except as otherwise provided in
Section 5, the Company is under no obligation to register the Aggregate Securities on the Purchaser's behalf or to assist the Purchaser in complying with any exemption from registration under the Securities Act or applicable state securities laws. The Purchaser further understands that sales or transfers of the Aggregate Securities are further restricted by state securities laws and the provisions of this Subscription Agreement.

     (i) No representations or warranties have been made to the Purchaser by the Company, or any officer, employee, agent, affiliate or subsidiary of the Company, other than the representations of the Company contained herein, and in subscribing for the Aggregate Securities the Purchaser is not relying upon any representations other than those contained herein.

     (j) Any information which the Purchaser has heretofore furnished to the Company with respect to the Purchaser's financial position and business experience is correct and complete as of the date of this Subscription Agreement and, if there should be any material change in such information, the Purchaser will immediately furnish such revised or corrected information to the Company.

     (k) The Purchaser understands and agrees that the certificates for the Aggregate Securities shall bear the following legend, or a similar legend to the same effect, until (i) such the Shares and Warrant Shares shall have been registered under the Securities Act pursuant to Section 5 and effectively been disposed of in accordance with a registration statement that has been declared effective; or (ii) in the opinion of counsel for the Company such Aggregate Securities be may sold without registration under the Securities Act or any applicable "Blue Sky" or state securities laws:

          "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND IS SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AS SET FORTH IN THIS CERTIFICATE. THE SECURITIES REPRESENTED HEREBY MAY NOT BE SOLD, TRANSFERRED, OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR AN OPINION OF COUNSEL, REASONABLY ACCEPTABLE TO COUNSEL FOR THE COMPANY, TO THE EFFECT THAT THE PROPOSED SALE, TRANSFER, OR DISPOSITION MAY BE EFFECTUATED WITHOUT REGISTRATION UNDER THE ACT."

     (l) The Purchaser's overall commitment to investments which are not readily marketable is not disproportionate to the Purchaser's net worth, and an investment in the Aggregate Securities pursuant to the Offering will not cause such overall commitment to become excessive.

     (m) The Purchaser: is not (i) a director, officer, or substantial security holder of the Company (a "Related Party"), (ii) a subsidiary, affiliate or other closely-related person of a Related Party, or (iii) any person, company or entity in which a Related Party has a substantial direct or indirect interest.

     (n) No Federal or state agency has made any findings or determination as to the fairness of the Offering of the Securities (or any part thereof) for public investment, or any recommendation or endorsement of the Aggregate Securities (or any part thereof).

                                  SECTION 5.

     5.1  Registration Rights.

     (a) The Company shall file a registration statement for the Aggregate Securities purchased under this Offering (the "Registerable Common Stock") within sixty (60) days after the Closing. In addition, the Company shall use commercially reasonable effort to (i) have such registration statement declared effective by the SEC as soon as reasonably possible after such filing, and (ii) maintain the effectiveness of the registration statement until the earlier of the date that is 2 years from the Closing of the Offering and the date all of the Common Stock is sold by the purchasers of the Common Stock under the Offering pursuant to the registration statement. The Company shall not be obligated to effect more than one registration statement under this Section 5.1(a).

(b) All the expenses incurred in connection with a registration statement pursuant to this Section 5, shall be borne by the Company.

                                  SECTION 6.

6.1       Indemnification of the Company.

     (a) The Purchaser agrees to indemnify and hold harmless the Company, its officers and directors, employees, agents and affiliates and each other person, if any, who controls any thereof within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act, against any loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all expenses whatsoever reasonably incurred in investigating, preparing or defending against any litigation commenced or threatened or any claim whatsoever) arising out of or based upon any false representation or warranty or breach or failure by the Purchaser to comply with any covenant or agreement made by the Purchaser herein or in any other document furnished by the Purchaser to any of the foregoing in connection with this transaction.

     (b) In addition to the indemnity in Section 6.1(a) above, the holder(s) of the Registrable Common Stock to be sold pursuant to a registration statement (the "Holders"), and their successors and assigns, shall severally, but not jointly, indemnify the Company, its officers, directors and agents and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act, against all loss, claim, damage or expense or liability (including all expenses reasonably incurred in investigating, preparing or defending against any claim whatsoever) to which they may become subject under the Securities Act, the Exchange Act or otherwise, arising from information furnished by or on behalf of such Holders, or their successors or assigns, for specific inclusion in such registration statement; provided, however, that each Holder shall be liable under Section 6.1(b) only up to and including an amount equal to the Aggregate Purchase Price, multiplied by a fraction the numerator of which is the number of shares of common stock sold by the such Holder pursuant to such registration statement and the denominator of which is the total number of shares of Registrable Common Stock.

     6.2 Indemnification of Holders of Registrable Common Stock. In connection with any registration statement filed pursuant to Section 5.1(a) hereof, the Company agrees to indemnify, to the fullest extent permitted by law, each Holder, its officers, directors and agents and each person who controls such Holder within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act, against all losses, claims, damages, liabilities and expenses caused by any untrue statement of material fact contained in such registration statement or any omission to state therein a material fact required to be stated therein or necessary to make the statements therein, not misleading.

     6.3 Modification. Neither this Subscription Agreement nor any provisions hereof shall be modified, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, change, discharge or termination is sought.

     6.4 Notices. All notices, authorizations, demands or requests required or permitted to be delivered to any party in connection with this Subscription Agreement shall be in writing and shall be deemed to have been duly given if personally delivered, if sent by facsimile transmission (with receipt confirmed by automatic transmission report), if sent by a nationally-recognized overnight courier with charges prepaid, if sent by registered or certified mail, return receipt requested and postage prepaid (or by the most nearly comparable method if mailed from or to a location outside the United States), or addressed as follows:

          If to the Company, to:

               45 Great Valley Parkway
               Malvern, PA  19355
               Attn:  David S. Joseph, Chairman
               Fax:  610-640-2603

          With copies (which copies shall not constitute notice) to:

               Morgan, Lewis & Bockius LLP
               1701 Market Street
               Philadelphia, PA  19103-2921
               Attn:  Chris Arasin, Esquire
               Fax:  215-963-5050

          If to the Purchaser, to:  the address shown on page 11 or 12 hereof;

          With copies (which copies shall not constitute notice) to:

               Dietrick, Baumgartner & Partner
               Sihlporte 3 / Talstrasse
               CH 8021 Zurich
               P.O. Box 3580
               Switzerland
               Attn: Mr. Rolf Herter, Esquire
               Fax:011-41-1-217-4700

or to such other address as the party to whom the notice is to be given may have furnished to the other party hereto in writing in accordance with the provisions of this Section 6.4. Any such notice or communication shall be deemed to have been received (i) in the case of personal delivery, on the date of such delivery, (ii) in the case of facsimile transmission (with receipt confirmed by automatic transmission report), on the date of such transmission, (iii) in the case of a nationally-recognized overnight courier, on the next business day after the date when delivered to such courier, and (iv) in the case of mailing (or by the most nearly comparable method if mailed from or to a location outside the United States), on the third business day following that on which the piece of mail containing such communication is posted; provided, however, that three additional business days shall be added to the time any notice or communication sent from or to a location outside the United States shall be deemed to have been received in (iii) or (iv) above.

     6.5 Counterparts. This Subscription Agreement may be executed through the use of separate signature pages or in any number of counterparts (and by facsimile signature), and each of such counterparts shall, for all purposes, constitute one agreement binding on all parties, notwithstanding that all parties are not signatories to the same counterpart.

     6.6 Binding Effect. Except as otherwise provided herein, this Subscription Agreement shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives and assigns. If the Purchaser is more than one person, the obligation of the Purchaser shall be joint and several and the agreements, representations, warranties and acknowledgments herein contained shall be deemed to be made by and be binding upon each such person and his heirs, executors, administrators and successors.

     6.7 Severability. In the event that any provision of this Subscription Agreement shall be deemed to be invalid, illegal or unenforceable, the validity, legality or enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     6.8 Entire Agreement. This Subscription Agreement and the documents referenced herein contain the entire agreement of the parties and there are no representations, covenants or other agreements except as stated or referred to herein and therein.

     6.9 Assignability. This Subscription Agreement is not transferable or assignable by the Purchaser.

     6.10 Applicable Law. This Subscription Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania, without giving effect to conflicts of law principles of such Commonwealth.

     6.11 Jurisdiction. The Purchaser and the Company each hereby submit to the exclusive jurisdiction of the courts of the Commonwealth of Pennsylvania and to the United States District Court for the Eastern District of Pennsylvania with respect to any action or legal proceeding commenced by either of them with respect to this Subscription Agreement, the Offering or the Aggregate Securities. Each of them irrevocably waives any objection they now have or hereafter may have respecting the venue of any such action or proceeding brought in such a court or respecting the fact that such court is an inconvenient forum and consents to the service of process in any such action or proceeding by means of registered or certified mail, return receipt requested, in care of the address set forth above or below or at such other address as either of them shall furnish in writing to the other.

     6.12 Waiver. The Purchaser and the Company each hereby waive trial by jury in any action or proceeding involving any matter (whether sounding in tort, contract, fraud or otherwise) in any way arising out of or relating to this Subscription Agreement, the Offering or the Securities.

     6.13 Pronouns. The use herein of the masculine pronouns "he," "him" or "his" or similar terms shall be deemed to include the feminine and neuter genders as well and the use herein of the singular pronoun shall be deemed to include the plural as well.

     6.14 Survival. The respective indemnities, representations, warranties and agreements of the Company and the Purchasers contained in this Subscription Agreement or made by or on behalf on them, respectively, pursuant to this Subscription Agreement, shall survive the delivery of and payment for the Securities and shall remain in full force and effect regardless of any investigation made by or on behalf of any of them or any person controlling any of them for a period of one year from the date hereof.

                         EXECUTION PAGE FOR INDIVIDUAL

  IN WITNESS WHEREOF, subject to acceptance by the Company, the undersigned has completed this Subscription Agreement to evidence its offer to purchase the Common Stock issuable under the Offering, on this 18 day of Jan 2001.


Number of Shares of Common Stock subscribed for:

Amount of check enclosed or wire transfer:


Dated:     Jan 18,                 , 2001
      -----------------------------

_/s/ Rennes Fondation_________________    ____Rennes Fondation________________
Signature of Investor                     (Name of Investor - Please Print)

____ Principality of Liechtenstein ___
Citizenship

__________________________________        Aeulestrasse 38
Phone Number

011-41-1-217-4700___________________      FL-9490 Vaduz
Fax Number

___n/a______________________________      ____________________________________
Tax Identification Number of Investor     Address of Investor - Please Print


Accepted:

Dated: _1/18_, 2001          ORTHOVITA, INC.


                                    By:   /s/ Bruce A. Peacock
                                       -----------------------
                                       Bruce A. Peacock
                                       President and CEO

           SPECIAL EXECUTION PAGE FOR OFFER TO PURCHASE BY AN ENTITY
                   (Not applicable to offers by individuals)

  IN WITNESS WHEREOF, subject to acceptance by the Company, the undersigned has completed this Subscription Agreement to evidence its offer to purchase the Common Stock issuable under this Offering on this 12th day of January, 2001.

Number of Shares of Common Stock subscribed for:         566,894.

Amount of check enclosed or wire transfer:            $2,500,000.00/xx.


__TRUST --        (Please include copy of trust agreement)
__CORPORATION --  (Attach certified corporate resolution authorizing signature and a copy of the articles of incorporation)
__PARTNERSHIP --  (Attached copy of the partnership agreement)
__FOUNDATION

(Please print the following information exactly as you wish it to appear on the Company records.)

  Rennes Fondation                    Aeulestrasse 38
 --------------------                ------------------
 (Name of Subscriber)                   (Address)

                                        FL-9490 Vaduz
- ----------------------------         ------------------
(Tax Identification Number)

                                     Principality of Liechtenstein
- ----------------------------         -----------------------------
(Telephone)

  The undersigned trustee, partner or corporate officer certifies that he has full power and authority from the beneficiaries, partners or directors of the entity named below to execute this Subscription Agreement on behalf of the entity and to make the representations and warranties made herein on their behalf and that investment in the Company has been affirmatively authorized by the governing board of such entity and is not prohibited by the governing documents of the entity.

Date: January 12, 2001           Rennes Fondation
- ----------------------           ----------------
                               (Print Name of Entity)

Rolf Herter, Director                  By:
___________________________                      --------------------------
(Print Name and Capacity)      (Signature of authorized trustee, partner,
                                or corporate officer)


ACCEPTED:

Date:___________________, 2001       ORTHOVITA, INC.


                                     By:
                                        -----------------------------------
                                          Bruce A. Peacock
                                          President and CEO

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                           CORPORATE ACKNOWLEDGMENT


STATE OF      )
              )ss.:
COUNTY OF     )


  On this      day of          2001, before me personally came          to be
known, being by me duly sworn, did depose and say that he resides at           ,
that he is the        of         , the corporation described in and which
executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the board of directors of said corporation, and that he signed his name thereto by like order.


                                                          Notary Public


                          PARTNERSHIP ACKNOWLEDGMENT


STATE OF      )
              )ss.:
COUNTY OF     )


  On this     day of              2001, before me personally came         to be
known, to be a partner in                          , a partnership, and known
to be the person described in and who executed the foregoing instrument in
the partnership name, and said              duly acknowledged that he executed
the foregoing instrument on behalf of said partnership.



                                                               Notary Public

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                                  Appendix I

Pursuant to Rule 501 of Regulation D promulgated under the Securities Act, an accredited investor means:

     (a) Any bank as defined in Section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in
          Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934; any insurance company as defined in Section 2(13) of the Securities Act; any investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that act; any Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000; any employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such act, which is either a bank, savings and loan association, insurance company, or registered investment advisor, or if the employee benefit plan has total assets in excess of $5,000,000, or, if a self-directed plan, with investment decision made solely by persons that are accredited investors;

     (b) Any private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

     (c) Any organization described in Section 501(c)(3) of the Internal Revenue Code (the "Code"), corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

     (d)  Any director or executive officer of the Company;

     (e) Any natural person whose individual net worth, or joint net worth with that person's spouse, at the time of such person's purchase exceeds $1,000,000;

     (f) Any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and who reasonably expects to reach the same income level in the current year;

     (g) Any trust, with assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a person having such

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          knowledge and experience in financial and business matters so such person is capable of evaluating the merits and risks of the investment to be made; or

     (h)  Any entity in which all of the equity owners are accredited investors.

  In addition, a participant in a defined contribution or profit sharing plan qualified under Section 401 of the Code may be deemed the purchaser of the Common Stock for the purpose of determining whether the plan is an accredited investor if the following conditions are satisfied: (x) the plan trust must provide for segregated accounts for each plan participant, (y) the plan document must provide the participant with the power to direct the trustee to make each particular investment to the extent of the participant's voluntary contributions plus that portion of employer contributions that have vested to the participant's benefit and (z) the investment in the Common Stock must have been made pursuant to an exercise by the participant of the power to direct the investment of his or her account in the plan trust.

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